Exhibit 24
                       Powers of Attorney


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Corporation Stock Plan.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



/s/ F. Duane Ackerman                        10/8/97
___________________________             _________________
F. Duane Ackerman                           Date
President and Chief Executive Officer
Director
(Principal Executive Officer)



/s/ Ronald M. Dykes                          10/9/97
___________________________             _________________
Ronald M. Dykes                             Date
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)



/s/ W. Patrick Shannon                       10/14/97
___________________________             _________________
W. Patrick Shannon                          Date
Vice President and Controller
(Principal Accounting  Officer)



                        Power of Attorney


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Corporation Stock Plan.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



/s/ Reuben V. Anderson                       Oct 8, 1997
_______________________                ___________________
Reuben V. Anderson                          Date



                        Power of Attorney


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Corporation Stock Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



/s/ James H. Blanchard                       10/8/97
______________________                   _____________
James H. Blanchard                          Date


                        Power of Attorney


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Corporation Stock Plan.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



/s/ J. Hyatt Brown                      10/9/97
__________________                   _____________
J. Hyatt Brown                              Date


                        Power of Attorney


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Corporation Stock Plan.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



/s/ Armando M. Codina                        10/8/97
______________________                  _______________
Armando M. Codina                           Date




                        Power of Attorney


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Corporation Stock Plan.


     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



/s/ John G. Medlin, Jr.                      10/8/97
_______________________                 _____________
John G. Medlin, Jr.                         Date


                        Power of Attorney


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Corporation Stock Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for her in her name, place and stead in each of her respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.



/s/ Robin B. Smith                         10/8/97
____________________                    ______________
Robin B. Smith                              Date



                        Power of Attorney


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Corporation Stock Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



/s/ Ronald A. Terry                     Oct. 8, 1997
_____________________                 _______________
Ronald A. Terry                           Date




                        Power of Attorney


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register Common Stock to be issued under the BellSouth Corporation Stock Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ J. Tylee Wilson                  10/8/97
____________________             _________________
J. Tylee Wilson                       Date